UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Large-Cap Value Portfolio
655 Broad Street
17th Floor
Newark, New Jersey 07102

Information Statement

April 22, 2022

To the Shareholders:

At a meeting held on September 20-22, 2021, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the AST Large-Cap Value Portfolio (the Portfolio). Effective February 14, 2022, Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe), and Wellington Management Company LLP (Wellington Management, and together with MFS and T. Rowe, the New Subadvisers) were added as new subadvisers to serve alongside Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) as the subadvisers to the Portfolio.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into a new subadvisory agreement with each of the New Subadvisers (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements). Prior to February 14, 2022, Hotchkis & Wiley served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Hotchkis & Wiley as subadvisers to the Portfolio and will not affect the subadvisory agreement with Hotchkis & Wiley, which was amended to reflect a reduced contractual subadvisory fee rate for the Portfolio, effective on February 14, 2022. The New Subadvisory Agreements became effective on February 14, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

ASTLCVIS2

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Large-Cap Value Portfolio
655 Broad Street
17th Floor
Newark, New Jersey 07102

Information Statement

April 22, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Large-Cap Value Portfolio1 (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as investment managers to the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At a meeting of the Board held on September 20-22, 2021 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved new subadvisory agreements for the Portfolio. Effective February 14, 2022, Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe), and Wellington Management Company LLP (Wellington Management, and together with MFS and T. Rowe, the New Subadvisers) were added as new subadvisers to serve alongside Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) as the subadvisers to the Portfolio. Prior to February 14, 2022, Hotchkis & Wiley served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Hotchkis & Wiley as subadvisers to the Portfolio and will not affect the subadvisory agreement with Hotchkis & Wiley, which was amended to reflect a reduced contractual subadvisory fee rate for the Portfolio, effective on February 14, 2022. The New Subadvisory Agreements became effective on February 14, 2022.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Investment Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Investment Management Agreement and the subadvisory agreement between the Manager and Hotchkis & Wiley was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2021 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about April 22, 2022 to shareholders investing in the Portfolio as of February 14, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

Approval of the New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered new subadvisory agreements (collectively, the New Subadvisory Agreements) with respect to the AST Large-Cap Value Portfolio (the Portfolio): (i) between PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and Massachusetts Financial Services Company (MFS); (ii) between the Manager and T. Rowe Price Associates, Inc. (T. Rowe); and (iii) between the Manager and Wellington Management Company LLP (Wellington Management, and together with MFS and T. Rowe, the New Subadvisers).

The Board, including all of the trustees who are not parties to the New Subadvisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on September 20-21, 2021 (the Board Meeting) and approved the New Subadvisory Agreements at the Board Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers at, or in advance of, the Board Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) under the current subadvisory agreement (the Current Subadvisory Agreement), and those that would be provided by each of the New Subadvisers under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreement, and those that would be provided to the Portfolio by the New Subadvisers under the New Subadvisory Agreements, are similar in that each of the New Subadvisers and Hotchkis & Wiley are, or would be, required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST’s Chief Compliance Officer. The Board also noted that each of the New Subadvisers provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers the background information that it had reviewed regarding each of the New Subadvisers and its prior experience with each of the New Subadvisers with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers managing the Portfolio’s assets, taking into account the proposed allocation to each of the New Subadvisers and Hotchkis & Wiley, as well as a comparison of such performance information against the Portfolio’s benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreements.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board noted that the Manager, through negotiations with Hotchkis & Wiley, had secured a reduced contractual subadvisory fee rate for the Portfolio. The Board also noted that except for the revision to the subadvisory fee schedule, the subadvisory agreement for the Portfolio would not be amended, modified, or supplemented in any other way.

The Board considered that based on net assets in the Portfolio as of July 31, 2021, the combined effective subadvisory fee rate to be paid by the Manager to Hotchkis & Wiley and the New Subadvisers would be lower (0.25%) than the effective subadvisory fee rate paid solely to Hotchkis & Wiley under the current subadvisory arrangement (0.30%). The Board concluded that the proposed subadvisory fee rates were reasonable.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreements contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by each of the New Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A, Exhibit B, and Exhibit C respectively.

Information about the New Subadvisers

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021.

Additional information about MFS is attached as Exhibit D.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.69 trillion in assets as of December 31, 2021. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Additional information about T. Rowe is attached as Exhibit E.

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Additional information about Wellington Management is attached as Exhibit F.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Hotchkis & Wiley Subadvisory Agreement. The Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Hotchkis & Wiley Subadvisory Agreement, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to the Subadvisers for the fiscal year ended December 31, 2021, are set forth below:

Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2021
Hotchkis & Wiley 0.300% of average daily net assets to $1.5 billion; 0.250% of average daily net assets over $1.5 billion	Hotchkis and Wiley Capital Management, LLC 0.300% of average daily net assets to $500 million; 0.275% of average daily net assets on the next $1.0 billion; 0.250% of average daily net assets over $1.5 billion.	$5,120,668

Massachusetts Financial Services Company*

0.350% of average daily net assets on the first $100 million;

0.300% of average daily net assets on the next $400 million;

0.275% of average daily net assets over $500 million.

		N/A

T. Rowe Price Associates, Inc.**

Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets on the first $50 million;

0.425% of average daily net assets on the next $50 million to $100 million;

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets

When Sleeve average daily net assets exceed $2.0 billon:

0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

		N/A

Wellington Management Company LLP***

0.250% of average daily net assets to $500 million;

0.220% of average daily net assets on the next $500 million;

0.200% of average daily net assets over $1.0 billion

		N/A

* MFS: For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the following will be aggregated: (i) the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio.

In addition, MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

- AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS)

- AST Balanced Asset Allocation Portfolio (sleeve managed by MFS)

- AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS)

- AST Preservation Asset Allocation Portfolio (sleeve managed by MFS)

- AST Large-Cap Core Portfolio (sleeve managed by MFS)

- AST MFS Global Equity Portfolio

- AST MFS Growth Allocation Portfolio

- AST MFS Growth Portfolio

- AST MFS Large-Cap Value Portfolio

- AST Mid-Cap Growth Portfolio (sleeve managed by MFS)

- AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Co-Managers, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

** T. Rowe Price:  For purposes of calculating the subadvisory fee payable to T. Rowe, the large cap value strategy assets managed by T. Rowe will be aggregated with the large-cap value strategy assets managed by T. Rowe for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe for the Retirement business of Prudential and its affiliates.

T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe Price for any portfolio affiliated with the Manager. In addition, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

T. Rowe Price has also agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Asset Levels	Percentage Fee Waiver
Total Portfolios	Discount
For assets up to $20 billion

Up to $1 billion	2.5% fee reduction
Between $1 billion and $2.5 billion	5.0% fee reduction
Between $2.5 billion and $5 billion	7.5% fee reduction
Between $5 billion and $10 billion	10.0% fee reduction
Between $10 billion and $20 billion	12.5% fee reduction
When assets exceed $20 billion
Up to $20 billion	12.5% fee reduction
Between $20 billion and $30 billion	15.0% fee reduction
Above $30 billion	17.5% fee reduction

*** Wellington Management: For purposes of calculating the subadvisory fee payable to Wellington Management with respect to AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Core Fixed Income Portfolio, AST Global Bond Portfolio, AST Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Preservation Asset Allocation Portfolio, AST Small-Cap Growth Portfolio and AST Wellington Management Hedged Equity Portfolio, Wellington Management has agreed to voluntarily reduce its subadvisory fee rates by the following percentages (based on combined aggregate subadvisory fees paid to Wellington Management:

Combined Annualized Subadviser Fees	Percentage Fee Waiver
Up to $15 million	2.5% Fee Reduction
$15 million to $20 million	5% Fee Reduction
$20 million to $25 million	7.5% Fee Reduction
$25 million to $30 million	10% Fee Reduction
Over $30 million	12.5% Fee Reduction

Each New Subadvisory Agreement provides, as does the Hotchkis & Wiley Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither of the New Subadvisers, respectively, will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $373.6 billion . PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2021, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $155.3 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2021
AST Large-Cap Value Portfolio	0.5825% of average daily net assets to $300 million; 0.5725% on next $200 million of average daily net assets; 0.5625% on next $250 million of average daily net assets; 0.5525% on next $2.5 billion of average daily net assets; 0.5425% on next $2.75 billion of average daily net assets; 0.5125% on next $4 billion of average daily net assets; 0.4925% over $10 billion of average daily net assets	$9,539,711

* The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.80% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Large-Cap Value Portfolio	$4,370,668

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Large-Cap Value Portfolio	$554,038

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: April 22, 2022

Exhibit A

Advanced Series Trust

AST Large-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 10th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Co-Managers' oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust's Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Trust's securities holdings unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser's duties hereunder to the Subadviser, the Subdviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser’s management of the Trust's assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.  The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures,  authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission (“CFTC”) and National Futures Association (the “NFA”) as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the “CEA”), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Trust's portfolio and the performance of the Trust's portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action.  The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust's portfolio investments and determining the Trust's net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.  The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust's pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust's Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).  The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act.  The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members.  The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B.  Co-Managers hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust’s portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business.  Such information is collectively referred to as “Confidential Information.”  Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(b)

The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information.  The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b).  At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(c)

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s employees and/or agents who require such access in order to provide the services to the Co-Managers.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.  If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust’s and/or Co-Managers’ Confidential Information and any of the Trust's and/or the Co-Managers' Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

(h)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust's or Co-Managers' Confidential Information that has occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co-Managers and the Co-Managers’ designated representatives throughout the investigation of the Security Incident.  The Subadviser will make appropripate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and  (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(i)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(j)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser’s relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers.  To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser’s duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust’s registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Carol Geremia

Name: Carol Geremia

Title: President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Large-Cap Value Portfolio	0.350% of average daily net assets to $100 million; 0.300% of average daily net assets on the next $400 million; 0.275% of average daily net assets over $500 million

* In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  January 10, 2022

Exhibit B

Advanced Series Trust

AST Large-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 10th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and T. Rowe Price Associates, Inc. (T. Rowe or the Subadviser), a corporation organized and existing under the laws of the State of Maryland.

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services (“Subadviser Assets”); and

NOW, THEREFORE, the Parties agree as follows:

1.	Obligations of the Subadviser

(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition of securities and investments thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.  The Subadviser is not responsible for filing class actions with respect to securities held in the portion of the Trust’s investments subadvised by the Subadviser.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the applicable provisions of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, cooperate with the Co-Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith and as mutually agreed upon by the parties, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser with copies of any updated Trust Documents timely.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to the Subadviser’s brokerage policy as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing best execution, under the circumstances. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by the Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser is not required to execute foreign currency trades through the custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

(v) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees of the Subadviser.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  During the term of this Agreement, the Subadviser will ensure that the portion of the Trust managed by the Subadviser shall not exceed the limits on trading designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of the Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5").  In reliance on the accuracy of the Co-Manager’s representation in Section 2(a)(i) below, the Subadviser represents that it is exempt from registration as a commodity trading adviser with respect to the Trust.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Commodity Exchange Acct (CEA), the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures as the Co-Managers may reasonably request.

(h)Details of the Subadviser's execution policy have been provided to the Co-Managers.  The Co-Managers hereby confirm that it has read and understood the execution policy and agrees to it. In particular, the Co-Managers agree that the Subadviser may trade outside a regulated market or multi-lateral trading facility. Specific instructions from the Co-Managers in relation to the execution of orders may prevent the Subadviser from following its execution policy in relation to such orders in respect of the elements of execution covered by such instructions.

(i) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(j) The Co-Managers acknowledge that the Subadviser is not the Trust's pricing agent. The Subadviser acknowledges that it will assist the Co-Managers or the Trust when market quotations may not be readily available for the Trust's portfolio investments. The Subadviser may also provide recommendations to the Co-Managers, upon request, relating to methodologies used by the Subadviser in valuing certain securities that may be held by the Trust. The Subadviser will use its best efforts to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(k) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(l) With respect to the Trust’s Documents that are applicable to subadvisory services rendered, the Subadviser shall comply with such Documents which will be provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(m) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(n) The Subadviser and the Co-Managers acknowledge that the Subadviser is not the compliance agent for the Trust, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing.  To the extent that the Subadviser has agreed to perform the services specified in this Agreement in accordance with applicable law (including subchapter M of the Internal Revenue Code of 1986) as amended (the “Code”), the 1940 Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determination of the Board of the Trust and the Co-Managers and the Trust’s Prospectus, the Subadviser shall perform such services based upon its books and records with respect to the Subadviser Assets based upon information in its possession, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Trust, the Co-Managers or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Prospectus and Applicable Law based upon such books and records and such instructions provided by the Trust, the Co-Managers or the Trust’s administrator.  The Subadviser shall be afforded a reasonable amount of time to implement any such instructions.

(o)The Subadviser shall not use the name, trademark, service mark, logo, insignia, or other identifying mark of the Trust or the Co-Managers or any of their affiliates or any derivative thereof, or disclose information related to the business of the Co-Managers or any of its affiliates in any manner not approved prior thereto by the Co-Managers; provided, however, that the Subadviser may use the name or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. Materials which have been previously approved or those that only refer to the Subadviser’s or the Co-Managers’ name or logo are not subject to such prior approval provided the Subadviser or the Co-Managers shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Co-Managers.

(p) In the event the Co-Managers or Custodian engages in securities lending activities, the Subadviser will not be a party to or aware of such lending activities.  It is understood that the Subadviser shall not be responsible for settlement delay or failure or any related costs or loss due to such activities.

(q) The Co-Managers agree that the Subadviser may delegate trading execution and related reporting functions to the trading desk of an affiliate ("Affiliated Trading Desk"), and instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with, or through, such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk, acting on behalf of the Subadviser, may select.

2.	Obligations of the Co-Managers

(a) The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

(i) The Co-Managers represent that, with respect to the portfolio of the Trust subadvised by the Subadviser: (a) a notice of eligibility claiming exclusion from registration has been filed in accordance with Rule 4.5; and (b) during the term of this Agreement, the Co-Managers will ensure that all requirements necessary in order to claim an exclusion from registration under Rule 4.5 are satisfied.  The Co-Managers represent that they are currently exempt from registration as a commodity trading adviser with respect to the Trust.

(ii) With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements, Master Securities Forward Transaction Agreement (“MSFTA”), and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Trust, as outlined in the Registration Statement for the Trust, the Co-Managers hereby authorize and direct the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Trust, brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Trust, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct the Trust custodian with respect to any collateral management activities in connection with any derivatives transactions. The Co-Managers acknowledge and understand that they will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agree to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Trust necessary to complete such agreements and other documentation.

(iii) The Co-Managers shall not (i) use the name, trademark, service mark, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates or any derivative thereof, or (ii) disclose information related to the Subadviser Assets or the business of the Subadviser or any of its affiliates, in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.  Materials which have been previously approved or those that only refer to the Subadviser’s or the Co-Managers’ name or logo are not subject to such prior approval provided the Subadviser or the Co-Managers shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Co-Managers.

(iv) The Co-Managers agree to provide or complete, as the case may be, the following prior to the commencement of the Subadviser’s investment advisory services as specified under this Agreement.

1.	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Trust;

2.	A list of restricted securities for each Trust (including CUSIP, Sedol or other appropriate security identification); and

3.	A copy of the current compliance procedures for each Trust applicable to the subadvisory services to be provided to the Trust.

The Co-Managers also agree to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

(b)	The Co-Managers acknowledge, represent and warrant that:

(i)  The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Co-Managers will promptly notify the Subadviser if the Trust ceases to be a QIB; and

(ii)

the assets in the Trust are free from all liens and charges and undertake that no liens or charges will arise from the acts or omissions of the Co-Managers and the Trust which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Trust with respect to any investments made pursuant to the Prospectus.

(c)

The Co-Managers represent that Shares of the Trust are currently offered as underlying investments of separate account variable annuity portfolios (collectively, “Current Investors”).  The Co-Manager agrees that should the Trust be offered in the future to investors other than the Current Investors, the Co-Managers shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list of (i) each “government entity” (as defined by Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended (“Advisers Act”)), invested in the Trust where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Trust; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Trust as an option to be offered by such 529 Plan.

3.  Confidentiality.

(a)Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Trust, and any other non-public information provided by the Discloser, either verbally or in writing, in connection with discussions, in-person or otherwise, related to any aspect of the Discloser’s business operations and personnel matters or which pertains to matters that a reasonable person would expect to be treated as proprietary or confidential (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement or for monitoring the investments made pursuant to this Agreement (the “Purpose”), and shall not be disclosed to any third party, without the prior consent of the Discloser, except to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Trust, or as permitted herein. Recipient may disclose Confidential Information to a limited number of employees, affiliates, attorneys, accountants and other advisers of the Recipient (its “Representatives”) on a need-to-know basis and solely for the Purpose, provided its Representatives are subject to this Agreement or have entered into a written nondisclosure agreement with Recipient with terms substantially similar to the provisions herein. Recipient shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent Confidential Information from being disclosed to third persons.

4.  The Subadviser will not engage any third party to provide any material services (i.e., services that have a direct, material impact on Subadviser’s performance of services for the Co-Managers under this Agreement) to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers (each such third party, a “Material Service Provider”).  To the extent that the Subadviser receives approval from the Co-Managers to engage a Material Service Provider, the Subadviser assumes all responsibility for such Material Service Provider’s performance of the applicable material services as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates (each an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against all damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) (“Losses”) arising from any claims, demands, actions, and suits brought by a third party against the Indemnified Parties (“Claims”) which arise out of or relate to the provision of the material services provided by any such Material Service Provider, except to the extent the claimed Losses are based on, arising out of or otherwise in connection with the breach by the Co-Managers of its obligations under this Agreement.

5. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust , without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence subsequent to the termination of the portfolio’s previous manager and as of the date the Co-Managers begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 100 East Pratt Street, Baltimore, Maryland 21202  Attention: Legal Subadvised.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, prior to use for approval, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. Materials which have been previously approved in writing by the Subadviser or those that only refer to the Subadviser’s name or the Subadviser Marks are not subject to prior approval provided the Co-Managers shall ensure that such materials are consistent with those which were previously approved by the Subadviser and no changes have been made to the Subadviser Marks previously approved by the Subadviser. The Co-Managers further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Terence Baptiste

Name: Terence Baptiste

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by T. Rowe Price Associates (T. Rowe Price), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay T. Rowe Price a subadvisory fee on the net assets managed by T. Rowe Price that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*+
AST Large-Cap Value Portfolio

Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets to $50 million;

0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets

When Sleeve average daily net assets exceed $2.0 billion:

0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

* T. Rowe has agreed to a contractual fee waiver arrangement that applies to the AST Large-Cap Value Portfolio (Portfolio). Under this arrangement, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe for any portfolio affiliated with the Co-Managers.  In addition, T. Rowe will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser.  Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

+ For purposes of calculating the subadvisory fee payable to T. Rowe, the large cap value strategy assets managed by T. Rowe will be aggregated with the large-cap value strategy assets managed by T. Rowe for all other Prudential entities.

Dated as of: January 10, 2022

Exhibit C

Advanced Series Trust

AST Large-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 10th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company LLP, a Delaware limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the “Account”), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Account as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of the Account as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash and shall have full power and authority to act on behalf of the Trust with respect to the purchase, sale, exchange, conversion or other transactions in any and all stocks, bonds, other securities cash or currencies, and other Account assets. The Subadviser, upon written consent by the Co-Managers, may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Subadviser will remain responsible for the performance of its obligations under the Agreement and  shall be   responsible to the Co-Managers for the acts and omissions of any affiliate to the same extent as it is for its own acts and omissions.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and, as applicable, will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser timely with copies of any updated Trust Documents. The Subadviser shall have a reasonable period to comply with instructions and/or bring the Account into compliance with any changes to the Trust Documents. The Co-Managers covenant that any instructions or modifications to Trust Documents shall be consistent with the provisions of law, regulatory policies and organizational documents applicable to the Trust.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Account , as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time.  The Subadviser’s broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable over time and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian (“Custodian”) on each business day with information relating to all transactions concerning the Account, and shall provide the Co-Managers with such information upon request of the Co-Managers. All transactions will be consummated by payment to, or delivery by the Custodian, of all cash and/or securities due to or from the Account according to local market settlement conventions. The Subadviser shall not act as custodian for the Account.  Notwithstanding any other provision in this Agreement, the Subadviser shall not hold, directly or indirectly, funds or securities contained in the Account or have any authority to obtain possession of them.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Account or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. The Co-Managers acknowledge that Subadviser, while registered, may rely on exemptions from registration as to some accounts it advises including the Account, upon written notice to Co-Managers. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could reasonably lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that is material to Subadviser’s ability to perform investment management services pursuant to this Agreement.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser will notify the Co-Managers of any additions to or withdrawals of corporate partners of the Subadviser within a reasonable time after such additions or withdrawals.

(i) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Account , subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and shall vote such proxies in accordance with Subadviser’s Global Proxy Voting Policies and Procedures, as may be amended from time to time.  The Co-Managers authorize the Subadviser to instruct the Custodian to forward promptly to the Subadviser copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Account (other than materials relating to legal proceedings.) The Co-Managers and the Trust agree that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner.

(j) The Subadviser will not compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Subadviser shall provide reasonable assistance as the Trust or Co-Managers may reasonably request in any matter relating to legal proceedings relating to the investments and securities held in the Account that Subadviser supervises.  Such assistance, will include, but will not be limited to, providing necessary data in the possession of Subadviser relating to the Account, assisting with interrogatories, and if necessary, providing testimony.

(k) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers acknowledge that the Subadviser is not the official pricing agent with respect to the Trust’s portfolio investments.

(l) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Account required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(m) The Subadviser shall comply with the provisions of the Trust’s Documents provided to the Subadviser by the Co-Managers that are applicable to the Subadviser. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(n) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Account managed by the Subadviser, cash requirements and cash available for investment in the Account, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business.  Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

(b) The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures intended to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information.  The Subadviser shall notify the Co-Managers as soon as practicable if the Subadviser is in material breach of this Section.  At the Co-Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.  For the avoidance of doubt, Subadviser may disclose Confidential Information where disclosure is required or permitted by law or requested by any governmental or regulatory authority that may have jurisdiction over either party,  provided that  the Subadviser gives the Co-Managers prompt written notice of such requirement prior to such disclosure, to the extent feasible and permitted by law, and assistance in obtaining an order protecting the information from public disclosure as necessary.

The Co-Managers and Trust agree not to make use of the investment decisions or recommendations of the Subadviser, other than with respect to the Account, without the prior written consent of the Subadviser. In addition, the Co-Manager and the Trust shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the investment decisions or recommendations of the Subadviser shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c) The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(k)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that could reasonably be foreseen to weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(l)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s roles which require such access in order to provide the services to the Co-Managers.

(m)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(n)	The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(o)	Except with respect to applicable legal prohibitions and compliance with requests from law enforcement, Subadviser confirms that upon any potential or actual known security breach Subadviser will:

4.	promptly investigate such breach or potential breach,
4.

promptly notify the Co-Managers of such breach or potential breach if the investigation reveals a likelihood that Co-Manager's Confidential Information was materially affected, such notification targeted to occur within 48 hours (two business days), but no later than 72 hours (three business days) after such breach has been identified determination, and,

4.	implement necessary corrective actions. Such corrective actions shall include:
i.	performing an analysis to determine the cause of the security breach;
ii.	providing the Co-Managers with a report detailing the cause of the security breach and the material involved;
iii.	promptly remedying or mitigating the security breach to a commercially reasonable extent; and
iv.

reasonable cooperation with the Co-Managers and its designees and with any civil or criminal authority in any investigation or action related to the unauthorized, unlawful or accidental access, use, processing, disclosure, transfer destruction, loss or alteration.

(p)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

5. Other than as set forth in this Agreement, the Subadviser will not engage any third party to provide services to the Account as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers, other than as necessary to perform administrative or ancillary services for the Account, including security and cash reconciliation, portfolio pricing and corporate action processing.  The Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of such agents. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, Subadviser  shall be  responsible to the Co-Managers for the acts and omissions of the third-party service provider to the same extent as it is for its own acts and omissions to the same extent that Subadviser would be responsible for its own actions or inactions.  Furthermore, the Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the prospectus and/or instructions from the Co-Managers, and the Subadviser shall not be held responsible for any losses resulting from non-compliance with the prospectus or  Co-Manager instructions where the Subadviser has reasonably relied on information provided by third-party data service providers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement, as applicable, with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, MA 02210, Attention: Legal and Compliance.

The Co-Managers consent to electronic delivery of any reports or other information that may be requested by the Co-Managers or the Trust or is required to be delivered by the Subadviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Subadviser’s Form ADV and any updates thereto, and the Co-Managers represent that they have the means to, and will access, such disclosures in electronic format and the Subadviser shall provide the Co-Managers with hard copies of any such disclosures upon request.  The Co-Managers may revoke this consent upon written notice to Subadviser.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. Except as otherwise specified in the Trust Documents, the Subadviser will provide investment management services for the Account without regard to any tax consequences that may result from any action taken or omitted by Subadviser on behalf of the Account. Neither the Subadviser nor any of its affiliates provide tax advice in connection with investment of the assets in the Account, and the Co-Managers are responsible for determining and paying any taxes owed with respect to the activities of the Account.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12. The Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

13. This Agreement shall be governed by the laws of the State of New York. If any court of competent jurisdiction at any time holds that any provision in this Agreement is invalid or unenforceable in whole or in part, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement which will remain in full force and effect.  The parties shall use their reasonable efforts to agree on a new provision which will, as far as possible, achieve the same purpose as the provision that is held invalid or unenforceable.

14. No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control.  Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations.  Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. The parties agree that this Agreement and any documents related hereto may be electronically signed.  The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ Eric M. Tanaka

Name: Eric M. Tanaka

Title: Senior Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company LLP (Wellington Management), PGIM Investments LLC and AST Investment Services, Inc. will pay Wellington Management a subadvisory fee on the net assets managed by Wellington Management that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Large-Cap Value Portfolio	0.250% of average daily net assets to $500 million; 0.220% of average daily net assets on the next $500 million; 0.200% of average daily net assets over $1.0 billion

* In the event Wellington Management invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Wellington Management will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Wellington Management with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  January 10, 2022

Exhibit D

Management of MASSACHuSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021.

The table below lists the names, addresses, and positions of MFS’ principal executive officer and each of its directors.

Name & Address*	Position
Kevin D. Strain	Director of MFS, Director, President and Chief Executive Officer of Sun Life Financial
Manjit Singh	Director of MFS and Executive Vice President and Chief Financial Officer of Sun Life Financial
Melissa J. Kennedy	Director of MFS and Executive Vice President, Chief Legal Officer and Public Affairs of Sun Life Financial
Michael W. Roberge	Director, Chairman of the Board, Chair, and Chief Executive Officer of MFS[1]
Edward M. Maloney	Executive Vice President and Chief Investment Officer of MFS[1]
Carol W. Geremia	Director, President, and Head of Global Distribution of MFS[1]
Jonathan N. Aliber	Executive Vice President and Chief Technology Officer of MFS[1]
Amrit Kanwal	Director, Executive Vice President, and Chief Financial Officer of MFS[1]
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS[1]
Heidi W. Hardin	Executive Vice President, General Counsel, and Secretary of MFS[1]
Scott Chin	Treasurer of MFS[1]
Michelle Thompson-Dolberry	Executive Vice President and Chief Diversity, Equity and Inclusion Officer of MFS[1]
Rosa Licea-Mailloux	Chief Compliance Officer of MFS[1]

* The principal mailing address of the principal executive officer and each director is c/o MFS at 111 Huntington Avenue, Boston,

Massachusetts 02199.

1 Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds complex and/or officers or directors of certain

MFS non-U.S. investment companies.

Comparable Funds for which MFS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which MFS provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to MFS
MFS Value Fund (Adviser: MFS Investment Management)	Approximately $67,832.7 million

0.60% of the fund's average daily net assets annually up to $7.5 billion; 0.53% of the fund's average daily net assets annually in excess of $7.5 billion and up to $10 billion; 0.50% of the fund's average daily net assets annually in excess of $10 billion and up to $20 billion; 0.45% of the fund's average daily net assets annually in excess of $20 billion and up to $25 billion; 0.42% of the fund's average daily net assets annually in excess of $25 billion and up to $30 billion; 0.40% of the fund's average daily net assets annually in excess of $30 billion and up to $35 billion; 0.38% of the fund's average daily net assets annually in excess of $35 billion and up to $40 billion; 0.36% of the fund's average daily net assets annually in excess of $40 billion and up to $45 billion; 0.35% of the fund's average daily net assets annually in excess of $45 billion and up to $50 billion; 0.34% of the fund's average daily net assets annually in excess of $50 billion and up to $60 billion; and 0.33% of the fund's average daily net assets annually in excess of $60 billion

MFS Value Series (Adviser: MFS Investment Management)	Approximately $2,832.2 million

0.75% of the fund’s average daily net assets annually up to $1 billion; 0.65% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion

Confidential Sub-Advised Fund Number 1 (Adviser: Confidential Adviser Number 1)	Approximately $1,327.5 million

0.35% of the fund’s average daily net assets annually on the first $100 million; 0.30% of the fund's average daily net assets annually on the next $400 million; 0.275% of the fund's average daily net assets annually on the next $1 billion; and 0.20% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 2 (Adviser: Confidential Adviser Number 2)	Approximately $477.1 million

0.40% of the fund’s average daily net assets annually on the first $300 million; 0.375% of the fund's average daily net assets annually on the next $300 million; and 0.35% of the fund's average daily net assets annually on assets over $600 million

Confidential Sub-Advised Fund Number 3 (Adviser: Confidential Adviser Number 3)	Approximately $782.9 million

0.35% of the fund’s average daily net assets annually on the first $100 million; 0.30% of the fund's average daily net assets annually on the next $400 million; and 0.275% of the fund's average daily net assets annually on assets over $500 million

Confidential Sub-Advised Fund Number 4 (Adviser: Confidential Adviser Number 4)	Approximately $2,226.6 million

0.375% of the fund’s average daily net assets annually on the first $250 million; 0.325% of the fund's average daily net assets annually on the next $250 million; 0.30% of the fund's average daily net assets annually on the next $1 billion; and 0.25% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 5 (Adviser: Confidential Adviser Number 5)	Approximately $1,041.4 million

0.45% of the fund’s average daily net assets annually on the first $100 million; 0.35% of the fund's average daily net assets annually on the next $150 million; 0.325% of the fund's average daily net assets annually on the next $250 million; and 0.30% of the fund's average daily net assets annually on assets over $500 million

Confidential Sub-Advised Fund Number 6 (Adviser: Confidential Adviser Number 6)	Approximately $326.5 million	0.35% of the fund’s average daily net assets annually on the first $500 million and 0.30% of the fund's average daily net assets annually on assets over $500 million
Confidential Sub-Advised Fund Number 7 (Adviser: Confidential Adviser Number 7)	Approximately $1,943.4 million

0.35% of the fund’s average daily net assets annually on the first $100 million; 0.30% of the fund's average daily net assets annually on the next $400 million; 0.275% of the fund's average daily net assets annually on the next $1 billion; 0.20% of the fund's average daily net assets annually on the next $1.5 billion; and 0.175% of the fund's average daily net assets annually on assets over $3 billion

Confidential Sub-Advised Fund Number 8 (Adviser: Confidential Adviser Number 8)	Approximately $3,587.1 million

0.35% of the fund’s average daily net assets annually on the first $100 million; 0.30% of the fund's average daily net assets annually on the next $400 million; 0.275% of the fund's average daily net assets annually on the next $1 billion; 0.20% of the fund's average daily net assets annually on the next $1.5 billion; and 0.175% of the fund's average daily net assets annually on assets over $3 billion

Exhibit E

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.69 trillion in assets as of December 31, 2021. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

The table below lists the names, addresses, and positions of T. Rowe’s principal executive officer and each of its directors.

Name & Address*	Position
Robert W. Sharps	President, Chairman of the Board, & Director
Jennifer B. Dardis	Vice President & Director
David Oestreicher	Vice President, Director, & Secretary
Eric L. Veiel	Vice President & Director

* The principal mailing address of the principal executive officer and each director is 100 East Pratt Street Baltimore, MD 21202.

Comparable Funds for which T. ROWE
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which T. Rowe provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to T. Rowe
N/A	N/A	N/A

Exhibit F

Wellington Management Company LLP

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

The table below lists the names, addresses, and positions of Wellington Management’s principal executive officer and each of its directors.

Name & Address*	Position
Jean M. Hynes	Chief Executive Officer
Stephen Klar	President
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
James S. Peterson	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer

* The principal mailing address of the principal executive officer and each director of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Comparable Funds for which WELLINGTON MANAGEMENT
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Wellington Management provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Wellington Management
Confidential Client A	This fund family has an exemptive order that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management.
Confidential Client B	This fund family has an exemptive order that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management.

Exhibit G

Shareholder information

As of April 8, 2022, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 8, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Large-Cap Value Portfolio	Advanced Series Trust AST Quantitative Modeling Portfolio Attn: Edward Campbell, 17th Floor	655 Broad Street Newark, NJ 07102	4,941,051.313/6.46%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	30,871,758.141/40.38%
	PRUCO Life Insurance Company PLAZ Life Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	4,077,303.867/5.33%
	Prudential Annuity Life Assurance Corp. PALAC Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	21,433,350.833/28.03%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street Newark, NJ 07102	6,107,256.988/7.99%

11	Prior to February 14, 2022, the Portfolio was named the “AST Hotchkis & Wiley Large-Cap Value Portfolio”

Advanced Series Trust
AST Large-Cap Value Portfolio

655 Broad Street
17th Floor
Newark, New Jersey 07102

Important Notice of internet availability
of Information Statement (the Notice)

The Information Statement referenced in this Notice is available at:
www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Large-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on September 20-22, 2021, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe), and Wellington Management Company LLP (Wellington Management, and together with MFS and T. Rowe, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers. Prior to February 14, 2022, Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Hotchkis & Wiley as subadvisers to the Portfolio and will not affect the subadvisory agreement with Hotchkis & Wiley, which was amended to reflect a reduced contractual subadvisory fee rate for the Portfolio, effective on February 14, 2022. The New Subadvisory Agreements became effective on February 14, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 22, 2022, to all shareholders of record as of the close of business on February 14, 2022. A copy of the Information Statement will remain on the Portfolio’s website until July 22, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until July 22, 2022. To ensure prompt delivery, you should make your request no later than July 11, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTLCVIS